Exhibit (10) (d)


                           AMENDMENT NO. 1 TO
                        INDEMNIFICATION AGREEMENT
                        NORTHERN EMPIRE BANCSHARES

Recital
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      This Amendment No. 1 to the Indemnification Agreement (the
"Agreement") dated May 14, 1996 between Clement C. Carinalli,
("Indemnitee"), and Northern Empire Bancshares, a California corporation (the "Company"), is made as of the 27th day of September, 2005, for the purpose of clarifying Paragraph 7 of the Agreement regarding the laws and/or regulations that limit the Company's ability to indemnify
Indemnitee.

Agreement
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     1.  Amendment to Paragraph 7 of Indemnification Agreement.
         ------------------------------------------------------

     Paragraph 7 of the Agreement is hereby amended by the addition of a new Subsection (b) to read in its entirety as follows:

     (b) Applicable Law.  To indemnify Indemnitee for expenses, penalties
         ---------------
     or other payments, or for any other amounts, in violation of applicable banking laws or regulations including, but not limited to,
     Section 12 U.S.C. 1828(k) of the Federal Deposit Insurance Act, the regulations of the Federal Deposit Insurance Corporation thereunder, or the regulations of the Office of the Comptroller of the Currency, as now or hereafter in effect."

     2.  Renumbering of Subsections.
         ---------------------------
      Subsections (b), (c), (d) and (e) of Paragraph 7 of the Agreement are hereby renumbered as Subsections (c), (d), (e) and (f), respectively.

Authorized Signatures
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     In order to bind the parties to this Amendment No. 1 to this
     Agreement, their duly authorized representatives have signed their names below on the dates indicated.

Northern Empire Bancshares                      Date Executed:  9/27/05
                                                              ---------
By       /s/ Deborah A. Meekins
         -----------------------------
Address:  801 Fourth Street
          Santa Rosa, CA  95404

AGREED TO AND ACCEPTED:

INDEMNITEE    Clement C. Carinalli              Date Executed: 9/27/05
                                                              ----------
Signature   /s/ Clement C. Carinalli
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Address:        3990 Wallace Road
                Santa Rosa, CA 95404